Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

EXACT SCIENCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following is a transcript of remarks delivered by Kevin Conroy, the President and Chief Executive Officer of Exact Sciences Corporation, to employees of Exact Sciences Corporation on November 20, 2025.

GOOD MORNING.

THIS MORNING, WE ANNOUNCED THAT EXACT SCIENCES WILL BE ACQUIRED BY ABBOTT — A 137-YEAR-OLD, HEALTHCARE COMPANY THAT REACHES MORE THAN TWO BILLION PEOPLE EACH YEAR. TOGETHER, WE BECOME ONE OF THE LARGEST CANCER DIAGNOSTIC PROVIDERS IN HISTORY.

I KNOW THIS ANNOUNCEMENT COMES AS A SURPRISE. IT’S A LOT TO TAKE IN, AND IT BRINGS A RANGE OF FEELINGS — PRIDE IN WHAT WE’VE BUILT, MIXED WITH ANTICIPATION AND EXCITEMENT, AND MAYBE EVEN UNCERTAINTY, ABOUT THE FUTURE. I FEEL ALL OF THAT TOO.

FOR MORE THAN 16 YEARS, WE’VE STOOD TOGETHER AS AN INDEPENDENT, MISSION-DRIVEN COMPANY — UNITED BY A POWERFUL PURPOSE: TO HELP ERADICATE CANCER.

SINCE MY FIRST MEETING WITH DR. DAVE AHLQUIST AT THE MAYO CLINIC IN 2009, WE’VE GROWN INTO A COMPANY THAT HAS SERVED MORE THAN 25 MILLION PATIENTS THROUGH OUR CANCER AND GENETIC TESTS.

THIS HAPPENED BECAUSE OF YOU — YOUR COMMITMENT, PASSION, AND RELENTLESS GRIT. YOU’VE CHANGED LIVES, SUPPORTED PATIENTS, EACH OTHER, AND OUR MISSION EVERY SINGLE DAY. I’M DEEPLY GRATEFUL FOR THAT.

OUR GOALS HAVE ALWAYS BEEN CLEAR:

•	TO REDUCE CANCER MORTALITY — AND WE’RE DOING THAT.

•	TO BE A GREAT PLACE TO WORK — AND WE ARE ONE.

•	TO BECOME AN ICONIC COMPANY — AND TOGETHER, WE ARE ACHIEVING THAT.

ABBOTT APPROACHED US BECAUSE OF WHAT YOU HAVE BUILT. THEY ADMIRE OUR SCIENCE, OUR TECHNOLOGY, AND MOST OF ALL, OUR PEOPLE.

THEY’RE ONE OF THE MOST RESPECTED HEALTHCARE COMPANIES IN THE WORLD — A $42 BILLION GLOBAL LEADER IN MEDICAL DEVICES, DIAGNOSTICS, NUTRITIONAL PRODUCTS AND MEDICINES. THEY’RE KNOWN FOR INNOVATION, IMPACT AND AN EXCEPTIONAL REPUTATION AS A GREAT PLACE TO WORK.

EACH YEAR, ABBOTT HELPS MORE THAN TWO BILLION PEOPLE LIVE HEALTHIER, FULLER LIVES. BY JOINING FORCES, OUR WORK IN CANCER DETECTION, TREATMENT GUIDANCE, AND GENETIC TESTING HAS THE POTENTIAL TO REACH PATIENTS ON A TRULY GLOBAL SCALE.

IMPORTANTLY, ABBOTT DOES NOT HAVE WHAT WE HAVE IN CANCER DIAGNOSTICS OR GENETICS. THAT’S WHY THIS COMBINATION MATTERS.

UPON CLOSING WE WILL OPERATE AS A STANDALONE CANCER DIAGNOSTICS BUSINESS UNIT WITHIN ABBOTT. TOGETHER, WE’LL PLAN TO BUILD THE WORLD’S MOST IMPACTFUL CANCER DIAGNOSTICS COMPANY.

NOW, YOU’RE PROBABLY WONDERING WHAT THIS MEANS FOR YOU. THE COMBINATION IS EXPECTED TO CLOSE IN THE SECOND QUARTER OF 2026. UNTIL THEN, WE WILL REMAIN AN INDEPENDENT COMPANY AND VERY LITTLE WILL CHANGE.

YOUR WORK, REPORTING STRUCTURE, PAY, AND BENEFITS ARE NOT CHANGING TODAY AS A RESULT OF THIS ANNOUNCEMENT. OUR 2025 BONUS, ANNUAL COMPENSATION INCREASES, 401K MATCH FOR 2025, AND PROMOTION CYCLE WILL CONTINUE AS PLANNED IN EARLY 2026. OUR ANNUAL STOCK AWARD GRANTS WILL ALSO OCCUR IN THE FIRST QUARTER OF 2026.

ABBOTT AGREED TO CERTAIN PROTECTIONS FOR COMPENSATION AND BENEFITS THROUGH THE END OF 2026. ALL UNVESTED RESTRICTED STOCK UNITS THAT WERE GRANTED BEFORE TODAY AND THAT ARE OUTSTANDING AT CLOSING WILL VEST AT THE TIME OF DEAL COMPLETION. THIS REFLECTS A RECOGNITION OF YOUR INSPIRED EFFORTS OVER THE LAST FEW YEARS AND IS A STRONG MOTIVATOR FOR THE HARD WORK TO COME.

WE EXPECT TO CONTINUE OPERATING FROM OUR LABS AND FACILITIES IN WISCONSIN, CALIFORNIA, ARIZONA, AND INTERNATIONALLY.

OUR HEADQUARTERS WILL STAY RIGHT HERE IN MADISON, WISCONSIN — THE HEART OF EXACT SCIENCES AND THE PLACE WHERE THIS INCREDIBLE JOURNEY BEGAN.

ABBOTT’S HEADQUARTERS ARE JUST ABOUT 100 MILES AWAY, IN BETWEEN CHICAGO AND MILWAUKEE— A CLOSENESS THAT WILL MAKE IT EVEN EASIER FOR OUR TEAMS TO STAY CONNECTED AND COLLABORATE.

ABBOTT DOES NOT HAVE THE CANCER DIAGNOSTICS AND CLINICAL LAB CAPABILITIES THAT WE DO — AND THAT’S ONE OF THE MANY REASONS THEY VALUE WHAT WE BRING TO THE TABLE.

MOST IMPORTANTLY, OUR MISSION STAYS THE SAME.

WE REMAIN COMMITTED TO PATIENTS, HEALTH CARE PROVIDERS, AND PARTNERS WHO SHARE OUR BELIEF IN THE IMPORTANCE OF OUR WORK.

THIS HAS BEEN ONE OF OUR BEST YEARS — RECORD PERFORMANCE AND IMPACT ON PATIENTS, THE LAUNCH OF THREE NEW PRODUCTS, AND INCREDIBLE TEAMWORK ACROSS THE COMPANY.

BUT WHEN YOU BUILD SOMETHING GREAT, PEOPLE NOTICE. AND WHEN A COMPANY LIKE ABBOTT REACHES OUT WITH AN OPPORTUNITY TO ACCELERATE THAT IMPACT, IT’S BECAUSE THEY SEE WHAT WE SEE — A ONCE-IN-A-GENERATION OPPORTUNITY TO CHANGE THE COURSE OF CANCER.

ABBOTT’S CEO, ROBERT FORD, HAS TAKEN THE TIME TO UNDERSTAND OUR MISSION AND THE IMPORTANT WORK WE DO. ROBERT AND THE ABBOTT TEAM RECOGNIZE THE VALUE OF OUR SCIENCE, OUR PEOPLE, AND OUR EXACTNEXXUS PLATFORM. I HAVE TREMENDOUS RESPECT FOR ROBERT, FOR ABBOTT AS AN ORGANIZATION, AND FOR THEIR CULTURE AND MISSION.

WHILE WE HAVE ACCOMPLISHED SO MUCH AS AN INDEPENDENT COMPANY, THE BOARD DETERMINED THAT IT IS IN THE BEST INTEREST OF OUR SHAREHOLDERS TO MOVE FORWARD WITH THIS $23 BILLION COMBINATION

I WON’T PRETEND THIS IS EASY. INDEPENDENCE HAS BEEN PART OF OUR IDENTITY — AND LETTING GO OF THAT BRINGS MIXED EMOTIONS.

WHAT GROUNDS ME IS GRATITUDE — FOR WHAT WE’VE BUILT, FOR THIS TEAM THAT MADE IT POSSIBLE, AND FOR THE MILLIONS OF LIVES WE’VE CHANGED AND WILL CHANGE TOGETHER.

JOINING ABBOTT DOESN’T DIMINISH OUR MISSION — IT AMPLIFIES IT. THEY RESPECT WHAT WE’VE BUILT AND WANT TO HELP US DO MORE – FASTER, AND FOR MORE PATIENTS AROUND THE WORLD.

WE’LL HAVE A STRONG PRESENCE WITHIN ABBOTT, IN A NEW AREA OF DIAGNOSTICS FOR THEM.

SO WHAT’S NEXT? OVER THE NEXT SEVERAL WEEKS, WE WILL IDENTIFY AN INTEGRATION PLANNING TEAM TO ENSURE WE’RE PREPARED FOR A SMOOTH TRANSITION. WE DON’T HAVE ALL THE ANSWERS TODAY, BUT WE’LL SHARE AS MUCH AS WE CAN OPENLY IN THE COMING WEEKS AND MONTHS SO YOU ARE INFORMED EVERY STEP OF THE WAY.

YOU CAN EXPECT CLEAR, FREQUENT COMMUNICATION — AND IF YOU HAVE QUESTIONS, PLEASE ASK THEM. WE WANT YOU TO FEEL INFORMED AND CONFIDENT ABOUT WHAT’S AHEAD.

THANK YOU FOR YOUR UNWAVERING COMMITMENT TO THIS MISSION, YOUR PASSION, AND YOUR HEART. YOU ARE THE REASON WE’VE COME THIS FAR — AND THE REASON WE’LL GO EVEN FURTHER.

YES, THERE WILL BE CHANGE AHEAD.

BUT THE CORE OF EXACT SCIENCES — OUR PEOPLE, OUR PURPOSE, AND OUR DRIVE TO MAKE A DIFFERENCE — WILL NOT CHANGE.

WE ARE STILL THE TEAM THAT TAKES ON THE IMPOSSIBLE, THE TEAM THAT TURNS IDEAS INTO LIFE-CHANGING TESTS, AND THE TEAM THAT STANDS SHOULDER TO SHOULDER TO CHANGE LIVES.

YOUR WORK MATTERS NOW MORE THAN EVER. LET’S CONTINUE TO SUPPORT EACH OTHER AND OUR PATIENTS — AS WE ALWAYS HAVE.

I AM SO PROUD AND SO HONORED TO BE PART OF THIS TEAM. THANK YOU.

Important Information and Where to Find It

In connection with the proposed transaction, Exact Sciences Corporation (“Exact Sciences”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, the definitive version of which will be sent or provided to Exact Sciences’ stockholders. Exact Sciences may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Exact Sciences with the SEC. INVESTORS AND SECURITY HOLDERS OF EXACT SCIENCES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement (when it is available) and other documents that are filed with the SEC by Exact Sciences free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact Sciences’ website at https://www.exactsciences.com.

Participants in the Solicitation

Exact Sciences and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Exact Sciences’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Exact Sciences and their ownership of Exact Sciences common shares is contained in the definitive proxy statement for Exact Sciences’ 2025 annual meeting of shareholders, which was filed with the SEC on April 29, 2025, including under the headings “Information Concerning Directors and Nominees for Director,” “Information Concerning Executive Officers,” “Corporate Governance Principles, Board Matters, and Non-Employee Director Compensation,” “Compensation and Other Information Concerning Named Executive Officers” and “Securities Ownership of Certain Beneficial Owners and Management.” Additional information regarding ownership of Exact Sciences’ securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Exact Sciences in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact Sciences’ website at https://www.exactsciences.com.

Forward-Looking Statements

This communication contains forward-looking statements about, among other things, the proposed acquisition of Exact Sciences by Abbott Laboratories. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, the following: the possible inability of the parties to consummate the proposed transaction on a timely basis or at all; the possible inability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including necessary regulatory approvals and the requisite vote by Exact Sciences’ stockholders, on a timely basis or at all; the possible occurrence of any event, change or other circumstance that could give rise to the termination of the parties’ definitive agreement for the proposed transaction (the “Merger Agreement”); the risk that the Merger Agreement may be terminated in circumstances that require Exact Sciences to pay a termination fee; the possibility that competing offers may be made; the potential adverse impact on Exact Sciences of contractual restrictions under the Merger Agreement that limit Exact Sciences’ ability to pursue business opportunities or strategic transactions; risks relating to significant transaction costs associated with the proposed transaction and the possibility that the proposed transaction may be more expensive to complete than anticipated; potential adverse effects of the announcement or pendency of the proposed transaction, or any failure to complete the proposed transaction, on the market price of Exact Sciences’ common stock or on the ability of Exact Sciences to develop and maintain relationships with its personnel (including Exact Sciences’ ability to attract and retain highly qualified management and other scientific personnel) and customers, suppliers and others with whom it does business or otherwise on Exact Sciences’ business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from Exact Sciences’ ongoing business operations due to the proposed transaction; and the risk of litigation and/or regulatory actions related to the proposed transaction or Exact Sciences’ business and the outcome of any such litigation or regulatory action.

The risks described above are not exhaustive. Other important risks and uncertainties affecting Exact Sciences and its business are described in the Risk Factors sections of Exact Sciences’ most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and in its other reports filed with the SEC. Exact Sciences undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.